Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Conversion Services International, Inc., a Delaware corporation (the "Company"), on Form 10-QSB/A for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), Mitchell Peipert, Chief Financial Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mitchell Peipert
--------------------------------
Mitchell Peipert
Chief Financial Officer
July 25, 2005